UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: September 27, 2005

(Date of earliest event reported)

Opta Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Bayshore Highway, Suite 740, Burlingame, CA		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:           (650) 579-3610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 27, 2005, Opta Corporation (“Opta”) engaged Clancy and Co., P.L.L.C. (“Clancy”) as independent principal accountant to audit Opta’s audited financial statements for the year ending June 30, 2005.  The decision to change accountants was approved by Opta’s Board of Directors and was made in order to save auditing fees.  Because Clancy is located in Phoenix, Arizona near the principal business office of Opta Systems, LLC d/b/a GoVideo (“GoVideo”), Opta’s main operating subsidiary, Clancy would be able to conduct much of its audit on-site at GoVideo.

Item 9.01 (d) Exhibits

16.1 Letter re Change in Certifying Accountant

Forward Looking Statements.  The statements in this Form 8-K Current Report concerning current management’s expectations are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties.  Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements.  These forward-looking statements are based on our management’s current views and assumptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opta Corporation

Date: September 29, 2005	By:	/s/ Vincent Yan
Vincent Yan
President and CEO